Exhibit 99.1

ACCURAY INCORPORATED 2007 INCENTIVE AWARD PLAN

RESTRICTED STOCK UNIT GRANT NOTICE

The Participant must notify the Company by [insert date] if he or she wishes to reject this RSU award.  Otherwise, the Participant will be deemed to have accepted the award on the terms and conditions on which it is offered.

Accuray Incorporated, a Delaware corporation (the “Company”), pursuant to its 2007 Incentive Award Plan (the “Plan”), hereby grants to the individual listed below (“Participant”), the following award of Restricted Stock Units (“RSUs”).  This Restricted Stock Unit is subject to all of the terms and conditions set forth herein and in the Restricted Stock Unit Agreement attached hereto as Appendix A (the “Restricted Stock Unit Agreement”) and in the Plan, each of which are incorporated herein by reference.  All capitalized terms used and not otherwise defined in this Grant Notice or the Restricted Stock Unit Agreement shall have the meanings ascribed to such terms in the Plan unless the context clearly indicates otherwise.

Participant:

Grant Number:

Grant Date:

Number of RSUs:

Standard Vesting Schedule:  Subject to the Participant’s continued service as an Employee, Consultant or Director through the applicable vesting date (each such date, a “Vesting Date”), the RSUs shall vest as follows:

(i)                                     Twenty-five (25%) of the RSUs shall vest on the first anniversary of the Grant Date;

(ii)                                  Twenty-five (25%) of the RSUs shall vest on the second anniversary of the Grant Date;

(iii)                               Twenty-five (25%) of the RSUs shall vest on the third anniversary of the Grant Date; and

(iv)                              Twenty-five (25%) of the RSUs shall vest on the fourth anniversary of the Grant Date.

Termination of RSUs:  In the event that the Participant ceases to be an Employee, Consultant or Independent Director for any reason prior to the applicable Vesting Date, all RSUs that have not vested as of the date of such termination shall thereupon automatically be forfeited by the Participant as of such date of termination without payment of any consideration therefor.  By accepting the RSU award, the Participant agrees to be bound by the terms and conditions of the Plan, the Restricted Stock Unit Agreement and this Grant Notice.  Participant has reviewed the Restricted Stock Unit Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to participating in the Plan and fully understands all provisions of this Grant Notice, the Restricted Stock Unit Agreement and the Plan.  Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan, this Grant Notice or the Restricted Stock Unit Agreement.

Acceptance of RSUs:  If the Participant does not wish to receive this RSU award and/or does not consent and agree to the terms and conditions on which the award is offered, as set forth in the Plan, the Restricted Stock Unit Agreement and this Grant Notice, then the Participant must reject the RSUs by notifying the Company at Accuray Incorporated [insert mailing address] no later than [insert date], in which case the award will be cancelled.  The Participant’s failure to notify the Company of his or her rejection of the RSU award within this specified period will constitute the Participant’s acceptance of the award and his or her agreement with all terms and conditions of the award, as set forth in the Plan, the Restricted Stock Unit Agreement and this Grant Notice.

ACCURAY INCORPORATED:
HOLDER:

By:	/s/ Gregory E. Lichtwardt
Title:	Executive Vice President, Operations
and Chief Financial Officer

RSU Grant Notice and Agreement	Accuray Confidential

APPENDIX A TO RESTRICTED STOCK UNIT GRANT NOTICE

RESTRICTED STOCK UNIT AGREEMENT

1.                                      Grant.  Pursuant to the Restricted Stock Unit Grant Notice (the “Grant Notice”) to which this Restricted Stock Unit Agreement (the “Agreement”) is attached, Accuray Incorporated, a Delaware corporation (the “Company”), has granted to the Participant an award of [number] RSUs under the Company’s 2007 Incentive Award Plan (the “Plan”) as set forth in the Grant Notice, subject to all of the terms and conditions contained in this Agreement and the Plan.  All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Plan and the Grant Notice unless the context clearly indicates otherwise.

2.                                      Vesting and Termination.  The RSUs shall vest and shall terminate as set forth in the Grant Notice.  In the event of a termination of the Participant’s status as an Employee, Consultant or Independent Director for any reason prior to the applicable Vesting Date, all RSUs that have not vested as of the date of such termination shall thereupon automatically be forfeited by the Participant as of such date of termination without payment of any consideration therefor.  RSUs which are not vested as of the date of such termination shall not thereafter become vested.

3.                                      RSUs.  As of the applicable Vesting Date, each RSU that vests on such date shall represent the right to receive payment, in accordance with Section 4 below, in the form of one share of Stock. If the Vesting Date falls on a day upon which the US national securities markets are not open for trading, the Vesting Date shall be delayed until the next trading day. If the Vesting Date falls on December 31, the Vesting Date shall be delayed until the next trading day such that the Vesting Date, any sale to cover taxes, and applicable tax reporting all occur in the same calendar year.  Unless and until an RSU vests, the Participant will have no right to payment in respect of any such RSU.  Prior to actual payment in respect of any vested RSU, such RSU will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.

4.                                      Payment after Vesting; Code Section 409A.

a.              Subject to Section 4.b and Section 15 below, payment in respect of any RSUs that vest in accordance herewith shall be made to the Participant (or in the event of the Participant’s death, to the Participant’s estate) in whole shares of Stock as soon as practicable after the applicable Vesting Date, but in no event later than sixty (60) days, after such Vesting Date (for the avoidance of doubt, this deadline is intended to comply with the “short-term deferral” exemption from Section 409A of the Code).

b.              Subject to the Participant meeting the eligibility requirements determined by the Committee from time to time, the Participant may elect to defer the issuance of any shares of Stock that are otherwise deliverable with respect to any vested RSUs awarded by the Grant Notice upon such terms and conditions as may be determined by the Committee, subject to the Committee’s determination that such right of deferral or any term thereof complies with applicable laws or regulations in effect from time to time, including, but not limited to, Section 409A.  In the event of the Committee’s determination otherwise or in the event that the Participant does not meet the eligibility requirements determined by the Committee, the Committee may, in its discretion, deny the Participant such right of deferral altogether, modify the terms of the deferral and/or add such requirements as it deems necessary or advisable to comply with applicable law and regulations.  If the Participant successfully elects to defer the proceeds of any vested RSUs awarded by the Grant Notice in accordance with this Section 4.b, payment of the deferred vested RSUs will be made in accordance with the terms of his or her deferral election, as it may have been modified by the Committee.

RSU Grant Notice and Agreement	Accuray Confidential

c.               Notwithstanding anything in Section 11.2 of the Plan or any other agreement between the Participant and the Company that provides vesting acceleration upon a material corporate transaction (collectively, the “Change of Control Acceleration Provisions”), if the issuance of any shares of Stock under this Agreement is subject to Section 409A of the Code and if the corporate transaction under which the Change of Control Acceleration Provisions apply does not constitute (i) a change in the ownership of the Company, (ii) a change in the effective control of the Company, or (iii) a change in the ownership of a substantial portion of the assets of the Company (in each case, as determined in accordance with section 409A(a)(2)(A)(v) of the Code and Treasury regulation section 1.409A-3(i)(5)), then any payment of an amount under this Agreement (in stock, cash or otherwise) that would otherwise have been accelerated by the Change of Control Acceleration Provisions will be delayed until the earliest time that such payment would be permissible under Section 409A of the Code without triggering any penalties applicable under Section 409A of the Code.

5.                                      Tax Withholding.  Regardless of any action the Company or the Participant’s employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related items related to the Participant’s participation in the Plan and legally applicable to the Participant (“Tax-Related Items”), the Participant acknowledges that the ultimate liability for all Tax-Related Items is and remains the Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer.  The Participant further acknowledges that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSUs, including, but not limited to, the grant, vesting or settlement of the RSUs, the issuance of shares of Stock upon vesting of the RSUs, the subsequent sale of shares of Stock acquired pursuant to such issuance and the receipt of any dividends and/or any dividend equivalents; and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the RSUs to reduce or eliminate the Participant’s liability for Tax-Related Items or achieve any particular tax result.  Further, if the Participant has become subject to tax in more than one jurisdiction between the date of grant and the date of any relevant taxable or tax withholding event, as applicable, the Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to any relevant taxable or tax withholding event, as applicable, the Participant will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items.  In this regard, the Participant authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (1) withholding from the Participant’s wages or other cash compensation paid to the Participant by the Company and/or the Employer; (2) withholding from proceeds of the sale of shares of Stock acquired upon vesting/settlement of the RSUs either through a voluntary sale or through a mandatory sale arranged by the Company (on the Participant’s behalf pursuant to this authorization); or (3) withholding in shares of Stock to be issued upon vesting/settlement of the RSUs.  Unless otherwise determined by the Committee, the Company shall, in satisfaction of the Tax-Related Items withholding obligation, withhold shares of Stock otherwise issuable in respect of any RSUs having a Fair Market Value equal to the shares required to be withheld, and the Participant hereby agrees to such withholding of shares.

To avoid negative accounting treatment, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates.  If the obligation for Tax-Related Items is satisfied by withholding in shares of Stock, for tax purposes, the Participant is deemed to have been issued the full number of shares of Stock subject to the vested RSUs, notwithstanding that a number of the shares of Stock are held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of the Participant’s participation in the Plan.

Finally, the Participant shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Participant’s participation in the Plan that cannot be satisfied by the means previously described.  The Company may refuse to issue or deliver the shares or the proceeds of the sale of shares of Stock if the Participant fails to comply with the Participant’s obligations in connection with the Tax-Related Items.

RSU Grant Notice and Agreement	Accuray Confidential

6.                                      Rights as Shareholder.  Neither the Participant nor any person claiming under or through the Participant will have any of the rights or privileges of a shareholder of the Company in respect of any shares of Stock that may become deliverable hereunder unless and until certificates representing such shares of Stock shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant or any person claiming under or through the Participant.

7.                                      Non-Transferability.  Unless transferred to a Permitted Transferee (as defined below), RSUs may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution.  For purposes of this Section 7, “Permitted Transferee” shall mean, with respect to a Participant, certain persons or entities related to the Participant, including but not limited to members of the Participant’s family, charitable institutions or trusts or other entities whose beneficiaries or beneficial owners are members of Participant’s family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to any such conditions and procedures the Committee may require.  Neither the RSUs nor any interest or right therein shall be liable for the debts, contracts or engagements of the Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

8.                                      Distribution of Stock.  Notwithstanding anything herein to the contrary, no payment shall be made under this Agreement in the form of shares of Stock prior to the fulfillment of all of the following conditions: (i) the admission of such shares to listing on all stock exchanges on which the Stock is then listed, (ii) the completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the U.S. Securities and Exchange Commission or other governmental regulatory body, which the Committee shall, in its sole and absolute discretion, deem necessary and advisable, (iii) the obtaining of any approval or other clearance from any state or federal governmental agency that the Committee shall, in its absolute discretion, determine to be necessary or advisable and (iv) the lapse of any such reasonable period of time following the Vesting Date as the Committee may from time to time establish for reasons of administrative convenience.  All certificates delivered pursuant to this Agreement shall be subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or local securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the shares of Stock are listed, quoted, or traded.  The Committee may place legends on any certificate to reference restrictions applicable to the shares of Stock.  In addition to the terms and conditions provided herein, the Committee may require that the Participant make such covenants, agreements, and representations as the Committee, in its sole discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require the Participant to comply with any timing or other restrictions with respect to the settlement of any RSUs pursuant to this Agreement, including a window-period limitation, as may be imposed in the discretion of the Committee.  Any shares of Stock distributed pursuant to this Agreement may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased on the open market.  No fractional shares shall be issued and the Committee shall determine, in its sole discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

9.                                      No Effect on Employment.  Nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue to serve as an Employee, Consultant, member of the Board or other service provider of the Company or any of its Subsidiaries.

10.                               Severability.  In the event that any provision in this Agreement is held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Agreement, which shall remain in full force and effect.

RSU Grant Notice and Agreement	Accuray Confidential

11.                               Tax Consultation.  The Participant understands that the Participant may suffer adverse tax consequences in connection with the RSUs granted pursuant to this Agreement.  The Participant represents that the Participant has consulted with any tax consultants that the Participant deems advisable in connection with the RSUs and that the Participant is not relying on the Company for tax advice.

12.                               Amendments, Suspension and Termination.  To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee or the Board.

13.                               Conformity to Securities Laws.  The Participant acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the U.S. Securities Act and the U.S. Exchange Act and any and all regulations and rules promulgated by the U.S. Securities and Exchange Commission thereunder, and all applicable state securities laws and regulations.  Notwithstanding anything herein to the contrary, the Plan shall be administered, and the RSUs are granted, only in such a manner as to conform to such laws, rules and regulations.  To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

14.                               Limitations Applicable to Section 16 Persons.  Notwithstanding any other provision of the Plan or this Agreement, if the Participant becomes subject to Section 16 of the U.S. Exchange Act, the Plan, the RSUs and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the U.S. Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule.  To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

15.                               Code Section 409A.  The RSUs are intended to be exempt from the requirements of or comply with Section 409A of the Code (“Section 409A”).  Notwithstanding any other provision of the Plan, this Agreement or the Grant Notice, if at any time the Committee determines that the RSUs (or any portion thereof) may be subject to Section 409A, the Committee shall have the right, in its sole discretion, to adopt such amendments to the Plan, this Agreement or the Grant Notice or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Committee determines are necessary or appropriate either for the RSUs to be exempt from the application of Section 409A or to comply with the requirements of Section 409A.  Nothing herein shall, or shall be construed so as to, limit the generality of Section 15.14 of the Plan.  For the avoidance of any doubt, Participant is solely responsible for any taxes imposed by Section 409A, and the Committee is under no obligation to take action to ensure that the RSUs are exempt from the application of Section 409A or comply with the requirements of Section 409A.

16.                               Adjustments.  The Participant acknowledges that the RSUs are subject to modification and termination in certain events as provided in this Agreement and Article 11 of the Plan.

17.                               Notices.  Notices required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the Participant to his or her address shown in the Company records, and to the Company at its principal executive office.

18.                               Successors and Assigns.  The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer contained herein, this Agreement shall be binding upon the Participant and his or her heirs, executors, administrators, successors and assigns.

19.                               Governing Law.  The laws of the State of California shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

RSU Grant Notice and Agreement	Accuray Confidential

20.                               Captions.  Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

21.                               Appendix.  Notwithstanding any provisions in this Agreement, for Participants outside the U.S., the RSU grant shall be subject to the additional terms and conditions set forth in Appendix B to this Agreement, including any additional terms and conditions for the Participant’s country.  Moreover, if the Participant relocates to one of the countries included in Appendix B, the special terms and conditions for such country will apply to the Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable in order to comply with local law with respect to the issuance or sale of shares or to facilitate the administration of the Plan.  Appendix B constitutes part of this Agreement.

RSU Grant Notice and Agreement	Accuray Confidential

INTERNATIONAL GRANTS ONLY

APPENDIX B TO RESTRICTED STOCK UNIT GRANT NOTICE

RESTRICTED STOCK UNIT AGREEMENT

TERMS AND CONDITIONS

This Appendix B includes additional terms and conditions that govern the RSUs granted to the Participant under the Plan.  Further, this Appendix B includes additional terms and conditions that govern the RSUs if the Participant resides in one of the countries listed below.  Certain capitalized terms used but not defined in this Appendix B have the meanings set forth in the Plan and/or the Agreement.

NOTIFICATIONS

This Appendix B also includes information regarding exchange controls and certain other issues of which the Participant should be aware with respect to participation in the Plan.  The information is based on the securities, exchange control, and other laws in effect in the respective countries as of November 2011.  Such laws are often complex and change frequently.  As a result, the Company strongly recommends that the Participant not rely on the information in this Appendix B as the only source of information relating to the consequences of his or her participation in the Plan because the notification information may be out of date at the time the RSUs vest or the Participant sells shares of Stock acquired under the Plan.

In addition, the notification information contained herein is general in nature and may not apply to the Participant’s particular situation, and the Company is not in a position to assure the Participant of a particular result.  Accordingly, the Participant is advised to seek appropriate professional advice as to how the relevant laws in his or her country may apply to the Participant’s situation.

Finally, if the Participant is a citizen or resident of a country other than the one in which he or she is currently working, transfers employment to another country after the RSUs are granted to the Participant, or is considered a resident of another country for local law purposes, the information contained herein may not be applicable.

A.                                    ADDITIONAL TERMS AND CONDITIONS

1.                                      Nature of Grant.  In accepting the grant, the Participant acknowledges, understands and agrees to the following:

(a)                                 the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time;

(b)                                 the grant of the RSUs is voluntary and occasional and does not create any contractual or other right to receive future grants of RSUs, or benefits in lieu of RSUs, even if RSUs have been granted repeatedly in the past;

(c)                                  all decisions with respect to future RSU grants, if any, will be at the sole discretion of the Company;

(d)                                 the Participant’s participation in the Plan shall not interfere with the ability of the Employer to terminate the Participant’s employment or service relationship (if any) at any time;

(e)                                  the Participant is voluntarily participating in the Plan;

RSU Grant Notice and Agreement	Accuray Confidential

(f)                                   the RSUs and the shares of Stock subject to the RSUs are extraordinary items that are outside the scope of the Participant’s employment or service contract, if any;

(g)                                  the RSUs and the shares of Stock subject to the RSUs are not intended to replace any pension rights or compensation;

(h)                                 the RSUs and the shares of Stock subject to the RSUs are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Employer or any Subsidiaries;

(i)                                     the RSU grant and the Participant’s participation in the Plan will not be interpreted to form an employment or service contract or relationship with the Company or Subsidiaries;

(j)                                    the future value of the underlying shares of Stock is unknown and cannot be predicted with certainty;

(k)                                 no claim or entitlement to compensation or damages shall arise from forfeiture of the RSUs resulting from termination of the Participant’s employment by the Company or the Employer (for any reason whatsoever and whether or not in breach of any employment law in the country where the Participant resides, even if otherwise applicable to the Participant’s employment benefits from the Employer, and whether or not later found to be invalid), and in consideration of the grant of the RSUs to which the Participant is otherwise not entitled, the Participant irrevocably agrees never to institute any claim against the Company or the Employer, waives his or her ability, if any, to bring any such claim, and releases the Company and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claims; and

(l)                                     in the event of termination of the Participant’s employment (whether or not in breach of any employment law in the country where the Participant resides, even if otherwise applicable to the Participant’s employment benefits from the Employer, and whether or not later found to be invalid), the Participant’s right to vest in the RSUs under the Plan, if any, will terminate effective as of the date that the Participant is no longer actively employed and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); the Committee shall have the exclusive discretion to determine when the Participant is no longer actively employed for purposes of the RSU grant.

2.                                      No Advice Regarding Grant.  The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Participant’s participation in the Plan or the Participant’s acquisition or sale of the underlying shares of Stock.  The Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

3.                                      Data Privacy.  The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Participant’s personal data as described in this Agreement and any other RSU grant materials by and among, as applicable, the Employer, the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.

RSU Grant Notice and Agreement	Accuray Confidential

The Participant understands that the Company and the Employer may hold certain personal information about the Participant, including, but not limited to, the Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of Stock or directorships held in the Company, details of all RSUs or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).

The Participant understands that Data will be transferred to a plan broker or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan.  The Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than the Participant’s country.  The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative.  The Participant authorizes the Company, the broker, and any other possible recipients that may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing his or her participation in the Plan.  The Participant understands that Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan.  The Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative.  The Participant understands, however, that refusing or withdrawing his or her consent may affect the Participant’s ability to participate in the Plan.  For more information on the consequences of the Participant’s refusal to consent or withdrawal of consent, the Participant understands that he or she may contact his or her local human resources representative.

4.                                      Venue.  For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant or the Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of Santa Clara, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.

5.                                      Language.  If the Participant has received the Agreement or any other document related to the Plan translated into a language other than English, and if the meaning of the translated version is different than the English version, the English version will control.

6.                                      Electronic Delivery.  The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means.  The Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

7.                                      Imposition of Other Requirements.    The Company reserves the right to impose other requirements on the Participant’s participation in the Plan, on the RSUs, and on any shares of Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law with respect to the issuance or sale of shares or to facilitate the administration of the Plan, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

RSU Grant Notice and Agreement	Accuray Confidential

B.                                    COUNTRY-SPECIFIC TERMS, CONDITIONS AND NOTIFICATIONS

BELGIUM

NOTIFICATIONS

Tax Reporting Notification.  The Participant is required to report any taxable income attributable to the RSUs on his or her annual tax return.  The Participant is also required to report any bank accounts opened and maintained outside Belgium on his or her annual tax return.

HONG KONG

TERMS AND CONDITIONS

Sale of Shares.  In the event the RSUs vest within six months of the date of grant, the Participant agrees that he or she will not dispose of the shares prior to the six-month anniversary of the date of grant.

NOTIFICATIONS

Securities Warning:  The RSUs and any shares of Stock issued at vesting of the RSUs do not constitute a public offering of securities under Hong Kong law and are available only to employees of the Company or a Subsidiary.  The Agreement, including this Appendix B, the Plan, the Grant Notice and other incidental communication materials have not been prepared in accordance with and are not intended to constitute a “prospectus” for a public offering of securities under the applicable securities legislation in Hong Kong, nor have the documents been reviewed by any regulatory authority in Hong Kong.  The RSUs and any related documentation are intended only for the personal use of the Participant and may not be distributed to any other person.  If the Participant has any doubt about any of the contents of the Agreement, including this Appendix B, the Plan or the Grant Notice, the Participant should obtain independent professional advice.

Nature of Scheme.  The Company specifically intends that the Plan will not be an occupational retirement scheme for purposes of the Occupational Retirement Schemes Ordinance.

JAPAN

NOTIFICATIONS

Exchange Control Information.  If the Participant acquires shares of Stock valued at more than ¥100,000,000 in a single transaction, a report will need to be filed with the Ministry of Finance through the Bank of Japan.  The Participant is encouraged to speak to his or her personal advisor if this threshold applies at vesting of the RSUs.

SWITZERLAND

NOTIFICATIONS

Securities Law Notification.  The award of RSUs is considered a private offering in Switzerland; therefore, it is not subject to registration in Switzerland.

RSU Grant Notice and Agreement	Accuray Confidential